EXHIBIT 32.2

CERTIFICATION PURSUANT TO RULE 13b — 14(b) OF THE SECURITIES EXCHANGE ACT AND 18 U.S.C.
SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of SouthCorp Capital, Inc. (the “Company”) on Form 10-K for the period ended April 30, 2015 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Joseph Wade, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: September 4, 2015	By:	/s/ Joseph Wade
Joseph Wade
Chief Financial Officer (interm)